SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 8, 2005 (June 3, 2005)

DIGITAL REALTY TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-32336	26-0081711
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

560 Mission Street, Suite 2900 San Francisco, California	94105
(Address of principal executive offices)	(Zip Code)

(415) 738-6500

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

The information included and incorporated by reference in this Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. Such statements are based on management’s beliefs and assumptions made based on information currently available to management. Such statements are subject to risks, uncertainties and assumptions and are not guarantees of future performance and may be affected by known and unknown risks, trends, uncertainties and factors that are beyond our control. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. Some of the risks and uncertainties that may cause our actual results, performance or achievements to differ materially from those expressed or implied by forward-looking statements include, among others, the following: adverse economic or real estate developments in our markets or the technology industry; general and local economic conditions; defaults on or non-renewal of leases by tenants; increased interest rates and operating costs; inability to acquire new properties (including those for which we are in the process of acquiring); our failure to obtain necessary outside financing; decreased rental rates or increased vacancy rates; difficulties in identifying properties to acquire and completing acquisitions; our failure to successfully operate acquired properties and operations; our failure to maintain our status as a REIT; possible adverse changes to tax law; environmental uncertainties and risks related to natural disasters; financial market fluctuations; changes in foreign currency exchange rates; and changes in real estate and zoning laws and increases in real property tax rates. The risks described above are not exhaustive, and additional factors could adversely affect our business and financial performance. We discussed a number of additional material risks in our annual report on Form 10-K for the year ended December 31, 2004 and other filings with the Securities and Exchange Commission. Those risks continue to be relevant to our performance and financial condition. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. We expressly disclaim any responsibility to update forward-looking statements, whether as a result of new information, future events or otherwise.

Section 2 Business Operations

Item 2.02 Results of Operations and Financial Condition

The information furnished in this Item 2.02 of this Current Report on Form 8-K, including the exhibits attached hereto, shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 2.02 of this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act regardless of any general incorporation language in such filing.

On June 8, 2005, Digital Realty Trust, Inc. (the “Company”) posted certain supplemental operating and financial data on its website located at www.digitalrealtytrust.com. That supplemental operating and financial data is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 7 Regulation FD

Item 7.01 Regulation FD Disclosure

The information furnished in this Item 7.01 of this Current Report on Form 8-K, including the exhibits attached hereto, shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Item 7.01 of this Current Report on Form 8-K, including the exhibits attached hereto, shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

(a) Supplemental Operating and Financial Data

On June 8, 2005, the Company posted certain supplemental operating and financial data on its website located at www.digitalrealtytrust.com. That supplemental operating and financial data is attached hereto as Exhibit 99.1 is incorporated by reference herein.

(b) Presentation Materials

On June 8, 2005 we will present materials at the 2005 NAREIT Institutional Investor Forum. A copy of the materials are attached hereto as Exhibit 99.2 and incorporated herein by reference. These materials may also be obtained free of charge from the Company’s website at www.digitalrealtytrust.com.

Item 8.01 Other Events

On June 3, 2005, Digital Concord Center, LLC, a wholly-owned subsidiary of the Operating Partnership completed the acquisition of the property known as the Ameriquest Data Center from Global Concord Operating Company, LLC, a wholly-owned subsidiary of Global Innovation Partners, LLC (“GI Partners”). Located in Englewood, Colorado (Denver metropolitan area), the Ameriquest Data Center is a single story data center building totaling approximately 82,000 net rentable square feet. The Ameriquest Data Center is 100% leased to Ameriquest Mortgage Company. The $16.5 million purchase price was determined through negotiations between us and GI Partners and was less than the value determined by Cushman & Wakefield, an independent third party appraiser retained in connection with the acquisition. The purchase price was paid in cash at closing. The Operating Partnership funded the purchase price with borrowings under its $210 million unsecured revolving credit facility.

GI Partners is a private equity fund that was formed to pursue investment opportunities that intersect the real estate and technology industries. GI Partners contributed a substantial portion of our initial properties to us in connection with our initial public offering in November 2004 in exchange for partnership common limited units in the Operating Partnership, 23,699,359 of which it continues to hold. Richard Magnuson, the Executive Chairman of our board of directors, is also the chief executive officer of the advisor to GI Partners. Mr. Magnuson, Michael Foust, our Chief Executive Officer and a member of its board of directors, and Scott Peterson, our Senior Vice President, Acquisitions, are minority investors in GI Partners. Additional information regarding the relationship between us and GI Partners can be found in our annual report filed on form 10-K for the year ended December 31, 2005 and the proxy statement for our 2005 annual meeting of stockholders, both of which have been filed with the SEC. The acquisition of the Ameriquest Data Center was approved by the independent members of our board of directors.

Section 9 Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

The following exhibits are filed with this Form 8-K:

Exhibit No.	Description
99.1	Supplemental Operating and Financial Data

99.2	Material to be presented by Digital Realty Trust, Inc. on June 8, 2005 at the 2005 NAREIT Institutional Investor Forum

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ A. William Stein
A. William Stein
Chief Financial Officer and
Chief Investment Officer

Dated: June 8, 2005

EXHIBIT INDEX

Exhibit No.	Description
99.1	Supplemental Operating and Financial Data

99.2	Material to be presented by Digital Realty Trust, Inc. on June 8, 2005 at the 2005 NAREIT Institutional Investor Forum